EXHIBIT 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENTWITH MODIFICAITONS TO MASTER AGREEMENT TO LEASE

WHEREAS,  NATIONAL HEALTH INVESTORS, INC., as Seller, and NATIONAL HEALTHCARE CORPORATION, as Purchaser, have entered into that certain Purchase and Sale Agreement With Modifications to Master Agreement to Lease (the “Purchase Agreement”) dated December 26, 2012 relating to the six (6) nursing home properties identified therein; and

WHEREAS, the Purchase Agreement set a Closing Date of December 31, 2013 for the sale contemplated by the Purchase Agreement; and

WHEREAS, Seller and Purchaser agree to advance the Closing Date;

NOW, THEREFORE, Seller and Purchaser hereby agree that the Purchase Agreement is amended to advance the Closing Date under the Purchase Agreement to August 29, 2013.

SELLER:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By: /s/ J. Justin Hutchens

       J. Justin Hutchens, President

PURCHASER:

NATIONAL HEALTHCARE CORPORATION, a Delaware corporation

By: /s/ Stephen F. Flatt

       Stephen F. Flatt, President